UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) May 25, 2023

OLD REPUBLIC INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue	Chicago	Illinois	60601
(Address of principal executive offices) (Zip Code)

(312)	346-8100
(Registrant’s telephone number, including area code)

N /A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock / $1 par value	ORI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Old Republic International Corporation (“ORI”) was held on May 25, 2023, to vote on the following five proposals, for which the final vote results are set forth below:

Proposal #1 – To Elect Four Directors:

ORI’s shareholders elected the following persons:

Nominee	For	Withheld	Broker Non-Votes
Barbara A. Adachi	227,109,709	10,028,702	29,076,732
Charles J. Kovaleski	209,565,844	27,572,567	29,076,732
Craig R. Smiddy	233,426,403	3,712,008	29,076,732
Fredricka Taubitz	228,874,351	8,264,060	29,076,732

Proposal #2 – To Ratify KPMG LLP as ORI’S independent registered public accounting firm for 2023:

ORI’s shareholders voted to approve this proposal as follows:

	For	Against	Abstain	Broker Non-Votes
Shares Voted	264,565,602	1,282,326	367,215	0

Proposal #3 – An Advisory Vote to Approve Executive Compensation:

ORI’s shareholders voted to approve this proposal as follows:

	For	Against	Abstain	Broker Non-Votes
Shares Voted	224,908,075	11,343,245	887,091	29,076,732

Proposal #4 – To Amend and Restate ORI’s Certificate of Incorporation to limit the liability of Officers as permitted by Delaware law:

ORI’s shareholders voted to approve this proposal as follows:

	For	Against	Abstain	Broker Non-Votes
Shares Voted	191,996,531	44,403,325	738,555	29,076,732

Proposal #5 – An Advisory Vote on the Frequency of Voting on Executive Compensation:

ORI’s shareholders voted on this proposal as follows and a majority voted for a one year frequency:

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Shares Voted	225,558,787	1,227,722	9,797,324	554,578	29,076,732

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104 Cover page Interactive Data file (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: May 30, 2023	By: /s/ Thomas A. Dare
Thomas A. Dare
Senior Vice President,
Secretary and General Counsel